                                                                    Exhibit 10.1

                        FIRST AMENDMENT TO LOAN AGREEMENT


      THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of April 17, 2002, is between HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea"), and HORIZON VESSELS, INC., a Delaware corporation ("Vessels", and together with Contractors and Subsea the "Borrowers"), jointly and severally, each of the financial institutions which is or may from time to time become a party to such Loan Agreement, as amended (collectively, "Lenders", and each a "Lender"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association, as agent (the "Agent").


                                    RECITALS:

      A. Borrowers and Lenders entered into that certain Loan Agreement dated as of March 26, 2001 (the "Agreement").

      B. Pursuant to the Agreement, Horizon Offshore, Inc., a Delaware corporation ("Guarantor"), executed a Guaranty dated as of March 26, 2001 (the "Guaranty") pursuant to which Guarantor guaranteed to Agent the payment and performance of the Obligations (as defined in the Agreement).

      C. Borrowers, Lenders and Agent now desire to amend the Agreement as herein set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I.

                                   Definitions

      Section I.1. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

                                   ARTICLE II.

                                   Amendments

      Section II.1. AMENDMENT TO SECTION 9.6. Section 9.6 of the Agreement is amended to read in its entirety as follows:

            Section 9.6. RATIO OF FUNDED DEBT TO EBITDA. Guarantor and its Subsidiaries will at all times maintain a Ratio of Funded Debt to EBITDA of not greater than (a) 3.95 to 1.00 as of March 31, 2002, and (b) 3.50 to
      1.00 as of June 30, 2002 and at all times thereafter. The Ratio of Funded Debt to EBITDA will be calculated and tested quarterly as of the last day of each fiscal quarter of Guarantor, and for purposes of calculating the Ratio of Funded Debt to EBITDA, EBITDA shall be calculated for the period of four fiscal quarters ended as of the date of calculation.


                                 ARTICLE III.

                              Conditions Precedent

      Section III.1. CONDITIONS. The effectiveness of this Amendment is subject to the receipt by Agent of the following, each in form and substance satisfactory to Agent and Lenders:

            (a) CERTIFICATE-EACH BORROWER. A certificate of the Secretary or another officer of each Borrower acceptable to Agent certifying (i) resolutions of the board of directors of each Borrower which authorize the execution, delivery and performance by such Borrower of this Amendment and the other Loan Documents to which such Borrower is or is to be a party, and (ii) the names of the officers of each Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Borrower is or is to be a party together with specimen signatures of such officers.

            (b) ADDITIONAL INFORMATION. Such additional documents, instruments and information as Lenders may request.


                                  ARTICLE IV.

                Ratifications, Representations, and Warranties

      Section IV.1. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lenders agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

      Section IV.2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each Borrower hereby represents and warrants to Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the Organizational Documents of such Borrower, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) upon the effectiveness of this Amendment no Event of Default or Unmatured Event of Default will exist, (d) upon the effectiveness of this Amendment Borrowers will be in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrowers are indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended and rearranged, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged, and (g) no Borrower has any claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or any Lender's performance under the Loan Documents.


                                   ARTICLE V.

                                  Miscellaneous

      Section V.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of any Lender to rely on them.

      Section V.2. REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

      Section V.3. EXPENSES. As provided in the Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent's legal counsel.

      Section V.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      SECTION V.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      Section V.6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

      Section V.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      Section V.8. EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent, Issuing Bank or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

      Section V.9. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.


      SECTION V.10. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND

THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      Executed as of the date first written above.


                                    BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                       ---------------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                    HORIZON SUBSEA SERVICES, INC.


                                    By:
                                       ---------------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                    HORIZON VESSELS, INC.


                                    By:
                                       ---------------------------------------
                                          David W. Sharp
                                          Executive Vice President

                                    AGENT:

                                    SOUTHWEST BANK OF TEXAS, N.A., as Agent


                                    By:
                                       ---------------------------------------
                                          Valerie Gibbs
                                          Senior Vice President



                                    LENDERS:

                                    SOUTHWEST BANK OF TEXAS, N.A.


                                    By:
                                       ---------------------------------------
                                          Valerie Gibbs
                                          Senior Vice President



                                    DRESDNER BANK LATEINAMERIKA AG


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    BANK OF SCOTLAND


                                    By:
                                       ---------------------------------------
                                          Joseph Fratus
                                          Vice President

                                    HIBERNIA NATIONAL BANK


                                    By:
                                       ---------------------------------------
                                          Gary Culbertson
                                          Vice President




      The undersigned Guarantor (a) hereby consents and agrees to this Amendment, (b) agrees that all references to the Loan Agreement contained in the Guaranty executed by Guarantor shall constitute references to such Loan Agreement as amended by the Amendment and as the same may be further amended, and (c) agrees that the Guaranty executed by Guarantor shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms and shall evidence Guarantor's guaranty of the Notes as renewed and extended from time to time.


                                    HORIZON OFFSHORE, INC.


                                    By:
                                       ---------------------------------------
                                          David W. Sharp
                                          Executive Vice President